SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Enterprise Bancorp, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:


[  ]     Fee paid previously with preliminary materials:

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No:

         (3)      Filing party:

         (4)      Date Filed:

                                                               March 25, 1998


Dear Stockholder:

         You are cordially invited to attend the 1998 Annual Meeting of the Stockholders (the "Annual Meeting") of Enterprise Bancorp, Inc. (the "Company"), the parent holding company of Enterprise Bank and Trust Company, to be held on Tuesday, May 5, 1998, at 4:00 p.m. local time, at the American Textile Museum, 491 Dutton Street, Lowell, Massachusetts.

         The Annual Meeting has been called for the following purposes:

         1. To elect five Directors of the Company, each for a three-year term;

         2.       To approve and adopt the Company's 1998 Stock Incentive Plan;

         3. To ratify the Board of Directors' appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998; and

         4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The accompanying Proxy Statement of the Company provides information concerning the matters to be voted on at the Annual Meeting. Also enclosed is the Company's 1997 Annual Report to Stockholders, which contains additional information and results for the year ended December 31, 1997, including the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission.

         It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

         Thank you for returning your proxy. We appreciate your continuing support of the Company.


                                   Sincerely,



                                    George L. Duncan
                                    Chairman of the Board
                                    and Chief Executive Officer

                            ENTERPRISE BANCORP, INC.

                              222 MERRIMACK STREET
                           LOWELL, MASSACHUSETTS 01852
                            TELEPHONE: (978) 459-9000
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To Be Held on Tuesday, May 5, 1998


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Enterprise Bancorp, Inc. (the "Company") will be held at the American Textile Museum, 491 Dutton Street, Lowell, Massachusetts at 4:00 p.m. local time on Tuesday, May 5, 1998 for the following purposes:

         1. To elect Walter L. Armstrong, George L. Duncan, John P. Harrington, Charles P. Sarantos and Michael A. Spinelli as Directors of the Company, each to serve for a three-year term (Proposal One);

         2. To approve and adopt the Company's 1998 Stock Incentive Plan (Proposal Two);

         3. To ratify the Board of Directors' appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 (Proposal Three); and

         4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 10, 1998 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company's common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         In the event there are not sufficient votes to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                      By Order of the Board of Directors


                                      Arnold S. Lerner
                                      Clerk
Lowell, Massachusetts
March 25, 1998

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

                            ENTERPRISE BANCORP, INC.

                              222 MERRIMACK STREET
                           LOWELL, MASSACHUSETTS 01852
                            Telephone: (978) 459-9000

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held on Tuesday, May 5, 1998


General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Enterprise Bancorp, Inc. (the "Company"), the parent holding Company of Enterprise Bank and Trust Company (the "Bank"), for the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on Tuesday, May 5, 1998 at 4:00 p.m. local time, at the American Textile Museum, 491 Dutton Street, Lowell, Massachusetts and at any adjournments or postponements thereof. This Proxy Statement, the accompanying Notice of Annual Meeting and the accompanying proxy card are first being mailed to stockholders on or about March 25, 1998.

         The Annual Meeting has been called for the following purposes: (1) to elect a class of five Directors of the Company, each for a three-year term; (2) to approve and adopt the Company's 1998 Stock Incentive Plan; (3) to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors; and
(4) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The Company is a Massachusetts corporation and a registered bank holding company. All of the company's material business activities are conducted through the Bank.

Record Date

         The Board of Directors has fixed the close of business on March 10, 1998 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on the Record Date, there were 1,580,217 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issued and outstanding and entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of such date there were approximately 593 holders of record of the Common Stock. The holders of each share of the Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted to the Annual Meeting or any adjournments or postponements thereof.

Proxies

         Holders of the Common Stock are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope which requires no postage if mailed in the United States. If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will, unless such proxy has previously been revoked, be voted in accordance with the instructions marked thereon. Properly executed proxies with no instructions indicated thereon will be voted (1) FOR the election of Walter L. Armstrong, George L. Duncan, John P. Harrington,

Charles P. Sarantos and Michael A. Spinelli, the five nominees of the Board of Directors, as Directors of the Company, (2) FOR the approval and adoption of the Company's 1998 Stock Incentive Plan, (3) FOR the ratification of the Board of Directors' appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998, and (4) in such manner as management's proxy-holders shall decide on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The presence of a stockholder at the Annual Meeting will not automatically revoke a stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by filing with the Clerk of the Company a written notice of revocation, or by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies in connection with the Annual Meeting should be addressed as follows: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Arnold S. Lerner, Clerk.

         It is not anticipated that any matters other than those set forth in the foregoing proposals (1), (2) and (3) contained in this Proxy Statement will be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in their discretion in accordance with their best judgment.

         In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, Directors and employees of the Company who will not be specially compensated for such solicitation activities.
Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred in that connection. The cost of soliciting proxies will be borne by the Company.

Quorum; Vote Required

         The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting for the transaction of business. Abstentions and "broker non-votes" (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect a class of five Directors of the Company (Proposal One). Neither abstentions nor broker non-votes will be counted as "votes cast" for purposes of electing a class of five Directors of the Company and, therefore, they will not affect the election of Directors of the Company. The approval and adoption of the Company's 1998 Stock Incentive Plan (Proposal Two) requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, in person or by proxy, and entitled to vote thereon at the Annual Meeting. Abstentions will be included among the shares that are considered present and entitled to vote on this proposal, and since they will not be counted as affirmative votes "for" this proposal, they will have the effect of votes "against" this proposal. Broker non-votes will not be included among the shares that are considered present and entitled to vote on this proposal and, therefore, they will have no effect on the voting for this proposal. Approval of the proposal to ratify the appointment of independent auditors (Proposal Three) requires the affirmative vote of a majority of the shares present and voting, in person or by proxy, at the Annual Meeting. Neither abstentions nor broker non-votes will be included among the shares that are considered to be present and voting on this proposal and, therefore, they will have no effect on the voting for this proposal.

         A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

         The Directors and executive officers of the Company have indicated that they intend to vote all shares of the Common Stock which they are entitled to vote in favor of each of proposals (1), (2) and (3) presented herein. On the Record Date, the Directors and executive officers of the Company in the aggregate had the right to vote 305,395 shares of the Common Stock representing approximately 19.33% of the outstanding shares of the Common Stock as of such date.

                                  PROPOSAL ONE
                         ELECTION OF CLASS OF DIRECTORS

         The Company's By-Laws provide that the number of Directors shall be set by a majority vote of the entire Board of Directors. The number of Directors for the Company has been accordingly set at 14. Under the Company's Articles of Organization and By-Laws, this number shall be divided into three classes, as nearly equal in number as possible, with the Directors in each class serving a term of three years and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. As the term of one class expires, a successor class is elected at the annual meeting of stockholders for that year.

         At the Annual Meeting, there are five Directors to be elected to serve until the 2001 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. The Board of Directors has nominated each of Walter L. Armstrong, George L. Duncan, John P. Harrington, Charles P. Sarantos and Michael A. Spinelli, for election as a Director for a three-year term.

         Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as a Director of each of the nominees named above. The Board of Directors believes that all of the nominees will stand for election and will serve as a Director if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable or refuses to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Recommendation of Directors

         The Board of Directors recommends that the stockholders vote FOR the election of Walter L. Armstrong, George L. Duncan, John P. Harrington, Charles
P. Sarantos and Michael A. Spinelli, the five nominees proposed by the Board of Directors, as Directors of the Company to serve until the 2001 annual meeting of stockholders and until their successors are elected and qualified.

Information Regarding Directors and Nominees

         The following table sets forth certain information for each of the five nominees for election as Directors at the Annual Meeting and for those continuing Directors whose terms expire at the annual meetings of the Company's stockholders in 1999 and 2000. Each individual has been engaged in his or her principal occupation for at least five years, except as otherwise indicated.

                                    Nominees

                            (Term to Expire in 2001)


Name, Age and Principal Occupation                                                           Director Since (1)
----------------------------------                                                           ------------------
Walter L. Armstrong (61)                                                                            1989
 Executive Vice President of the Bank
George L. Duncan (57)                                                                               1988
 Chairman and Chief Executive Officer of the Company since its inception;
 Chairman and Chief Executive Officer of the Bank
John P. Harrington (55)                                                                             1989
 Since February 1995, Senior Vice President,
 Colonial Gas Company; prior thereto, Vice
 President, Colonial Gas Company; Director, Colonial Gas Company
Charles P. Sarantos (72)                                                                            1991
 Chairman, C&I Electrical Supply Co., Inc.
Michael A. Spinelli (65)                                                                            1988
 Owner, Merrimac Travel and Action Six
 Travel Network;  Assistant Clerk of the Company and the Bank

                                               Continuing Directors

                                             (Term to Expire in 1999)

Name, Age and Principal Occupation                                                           Director Since (1)
----------------------------------                                                           ------------------
Kenneth S. Ansin (33)                                                                               1994
 President and Chief Executive Officer,
 L.B. Evans Company; President and
 Chief Executive Officer of  Ansewn
 Shoe Company
Eric W. Hanson (54)                                                                                 1991
 Chairman and President
 D.J. Reardon Company, Inc.
Arnold S. Lerner (68)                                                                               1988
 Partner in WLLH Radio (Lowell)
 and in several other radio stations;
 Director, Courier Corporation;
 Clerk of the Company and the Bank
Richard W. Main (50)                                                                                1989
 President of the Company since its inception;
 President, Chief Operating Officer and
 Chief Lending Officer of the Bank


                                                        -4-

                                             (Term to Expire in 2000)


Name, Age and Principal Occupation                                                           Director Since (1)
----------------------------------                                                           ------------------
Gerald G. Bousquet, M.D. (64)                                                                       1988
 Physician; director and partner in
 several health care facilities
Kathleen M. Bradley (73)                                                                            1988
 Former owner, Westford Sports Center, Inc.
James F. Conway, III (45)                                                                           1989
 Chairman, Chief Executive Officer and President
 Courier Corporation
Nancy L. Donahue (67)                                                                               1988
 Chair of the Board of Trustees, Merrimack Repertory Theatre
Lucy A. Flynn (44)                                                                                  1997
  Since May 1996, Senior Vice President, Wang Laboratories;
  prior thereto, Senior Vice President, Shawmut Bank, N.A.
------------------------------

     (1)  All of the  Directors  are also  Directors  of the Bank.  The years  listed in the  foregoing  tables  are the respective years in which each named individual first became a Director of the Company and/or the Bank.

Meetings of Board of Directors and Committees

         There were five meetings of the Company's Board of Directors during the calendar year ended December 31, 1997. During such period, each Director attended more than 75% in the aggregate of the total number of meetings of the Board of Directors and of each of the committees of the Board of Directors on which he or she served.

         The Company's Board of Directors maintains three standing committees, an executive committee, an audit committee and a compensation committee. The executive committee, composed of Messrs. Duncan and Lerner, together with two additional members chosen to serve on a three-month rotating basis, is authorized to manage and transact the business of the Company. The executive committee met three times in 1997. The audit committee, composed of Ms. Bradley and Messrs. Hanson, Harrington and Spinelli, recommends to the Board of Directors the appointment of an independent certified public accounting firm to serve as independent auditors to the Company, oversees and reviews all internal audit examinations and reports, and reviews all reports of examination of the Company prepared by regulatory authorities. The audit committee met once in 1997. The compensation committee, composed of Messrs. Conway, Hanson and Lerner, is responsible for overseeing the administration of the employee benefit and compensation programs of the Company. The compensation committee met two times in 1997.

         The Bank's Board of Directors, which met 11 times during the year ended December 31, 1997, has an executive committee, audit committee, compensation/personnel committee, investment and asset/liability committee, marketing committee, banking technology committee, trust committee, overdue loan review committee and ECOA (Equal Credit Opportunity Act) committee.

         Executive Committee. The executive committee is authorized to manage and transact the business of the Bank. In addition, loans over certain amounts must be pre-approved by at least two members of the executive committee. Messrs. Duncan (chair of the committee) and Lerner serve as permanent members of the executive committee, while two members are chosen to serve on a three-month rotating basis from among the remaining members of the Board of Directors. The committee held 12 meetings in 1997.

         Audit Committee. The audit committee oversees and reviews all internal audit examinations and reports and reviews all reports of examination of the Bank prepared by bank regulatory authorities. The current members of the committee are Ms. Bradley and Messrs. Hanson, Harrington and Spinelli (chair of the committee). The committee held seven meetings in 1997.

         Compensation/Personnel Committee. The compensation/personnel committee is responsible for overseeing the administration of the employee benefit and compensation programs of the Bank. Messrs. Conway (chair of the committee), Hanson and Lerner serve on the committee. The committee held 10 meetings in 1997.

         Investment and Asset/Liability Committee. The investment and asset/liability committee is authorized to develop and refine the strategic investment and asset/liability portfolio and asset/liability objectives of the Bank to ensure that the Bank maintains a portfolio consistent with sound investment and banking practices. Messrs. Conway, Duncan, Lerner (chair of the committee) and Main serve on the committee. Two additional members are chosen to serve on a three-month rotating basis from among the remaining members of the Bank's Board of Directors. The committee held 12 meetings in 1997.

         Marketing Committee. The marketing committee reviews the Bank's marketing activities. The current members of the committee are Messrs. Ansin, Armstrong, Duncan, Harrington, Lerner, Main and Ms. Donahue (chair of the committee). The committee held three meetings in 1997.

         Banking Technology Committee. The banking technology committee is responsible for overseeing the administration of the Bank's data processing function. Messrs. Ansin, Bousquet and Sarantos (chair of the committee) serve on the committee. The committee held four meetings in 1997.

         Trust Committee. The trust committee is responsible for overseeing trust activities including administering trust policy and reviewing trust accounts. Messrs. Conway, Duncan, Lerner (chair of the committee) and Main serve on the committee. The committee held 12 meetings in 1997.

         Overdue Loan Review Committee. The overdue loan review committee reviews and assesses all loan delinquencies. The current members of the committee are Messrs. Armstrong, Bousquet (chair of the committee), Harrington, Sarantos and Mesdames Bradley and Donahue. The committee held four meetings in 1997.

         ECOA Committee. The ECOA committee is responsible for reviewing, enhancing and developing policies and procedures to combat possible discrimination in lending. Mr. Ansin and Ms. Donahue (chair of the committee) serve on the committee, which met once in 1997.

Information Regarding Executive Officers and Other Significant Employees

         Set forth below is certain information regarding the executive officers and other significant employees of the Company (including the Bank), other than those executive officers who are also Directors of the Company and for whom such information has been provided above. Each individual named below has held his or her position for at least five years, except as otherwise indicated.

Name                                Age               Position
----                                ---               --------

John P. Clancy, Jr.                 40                Treasurer of the Company since its inception; Senior
                                                      Vice President, Chief Financial Officer, Treasurer and
                                                      Chief Investment Officer of the Bank since December
                                                      1996; prior thereto, Senior Vice President, Chief
                                                      Financial Officer and Treasurer of the Bank

Robert R. Gilman                    52                Executive Vice President, Administration, and
                                                      Commercial Lender of the Bank since December 1996;
                                                      prior thereto, Senior Vice President, Administration,
                                                      and Commercial Lender of the Bank

Stephen J. Irish                    43                Senior Vice President and Chief Information and Chief
                                                      Operations Officer of the Bank since December 1996;
                                                      prior thereto, Senior Vice President and Chief
                                                      Information Officer of the Bank


Executive Compensation

         Summary Compensation Table. The following table sets forth the compensation paid by the Company (through the Bank) for services rendered in all capacities during the year ended December 31, 1997, to the chief executive officer and each of the four most highly compensated executive officers of the Bank (the "Named Executive Officers"). The Company does not employ any persons, other than through the Bank.

                                            Summary Compensation Table


                                                                                             Long-Term
                                                           Annual                          Compensation
                                                        Compensation                          Awards
                                                        ------------                          ------
                                                                                 Securities
                                                 Salary         Bonus            Underlying            All Other
Name and Principal Position           Year         ($)           ($)             Options(#)        Compensation (1)
---------------------------           ----        -----         -----            ----------        ----------------
George L. Duncan                      1997       $156,250      $ 66,984            5,500               $104,448 (2)
Chairman and Chief
Executive Officer of the
Company and the Bank
                                      1996       $156,250      $ 78,219            5,500               $ 25,335 (2)
                                      1995       $156,250      $ 50,387            5,500               $  4,625
Richard W. Main                                  $124,345      $ 53,308            2,750               $  6,042
President of the Company and
President, Chief Operating
Officer and Chief Lending
Officer of the Bank                   1997
                                      1996       $124,345      $ 62,255            2,750               $  4,750
                                      1995       $124,345      $ 39,950            2,750               $  4,625
Walter L. Armstrong                              $129,400        - 0 -             1,500               $  5,795
Executive Vice President,
Business Development, of the
Bank                                  1997
                                      1996       $119,600        - 0 -             1,500               $  4,750
                                      1995       $115,943        - 0 -             1,000               $  4,625
Robert R. Gilman                                 $105,798      $ 22,080            1,500               $  5,359
Executive Vice President,
Administration, and
Commercial Lender of the
Bank                                  1997
                                      1996       $  96,180     $ 15,052            1,500               $  4,700
                                      1995       $  96,180     $ 17,793            1,000               $  3,892
John P. Clancy, Jr.                   1997       $ 107,830     $ 21,954            1,500               $  5,357
Treasurer of the Company and
Senior Vice President, Chief
Financial Officer, Treasurer
and Chief Investment Officer
of the Bank
                                      1996       $  93,767     $ 14,675            1,500               $  4,400
                                      1995       $  93,767     $ 17,347            1,000               $  4,218
-----------------

(1)  Reflects the Bank's matching contribution on behalf of each Named Executive Officer to the Bank's existing 401(k) plan.

(2)  Includes  the dollar  value,  in an amount of $5,610 for 1997 and $1,018 for 1996,  attributable  to the  portion of the annual premium  related to term  insurance  coverage paid by the Bank under a split- dollar life  insurance  policy and the additional dollar value,  in an amount of $90,981 for 1997 and $19,692 for 1996,  of the benefit to Mr.  Duncan of the  remaining  portion
     (unrelated to term insurance  coverage) of the annual premium paid by the Bank under such  split-dollar  life insurance  policy projected on an actuarial basis. The premiums paid by the Bank over the life of the policy will be fully recovered by the Bank.

Director Compensation

         The Company pays no separate compensation to the Directors for their service as members of the Company's Board of Directors. The Bank pays $200 to Directors for Board of Directors meetings, $200 to Directors for executive committee meetings, $150 to Directors for all other committee meetings, a $100 monthly retainer to all Directors and a $100 monthly retainer to executive committee members. The Bank also pays a $100 monthly retainer to the vice-chairman of the Board of Directors, a $200 monthly retainer to the Clerk of the Bank and $200 to the chairpersons of the investment and asset/liability, trust, banking technology, ECOA, compensation/personnel, overdue loan review, audit and marketing committees for each meeting attended. Directors who are also salaried officers of the Bank are not paid for attending Board of Directors or committee meetings.

Employment Agreements

         The Bank has entered into employment agreements with each of Messrs. Duncan and Main.

         The term of Mr. Duncan's agreement is a "rolling" three years until and unless terminated based on the occurrence of any of the following events: (i) 36 months after notice is given by the Bank to Mr. Duncan that it no longer desires to extend the agreement; (ii) the death of Mr. Duncan; (iii) the termination of Mr. Duncan by the Bank for cause; (iv) 60 days after notice is given by Mr. Duncan to the Bank at any time after the occurrence of a Business Combination as defined in the Bank's Articles of Organization; and (v) 60 days after notice is given by Mr. Duncan to the Bank following the Board of Directors' failure to re-elect Mr. Duncan as the chief executive officer of the Bank.

         Mr. Duncan receives a minimum annual base salary under the agreement of $156,250, which is subject to annual review by the Compensation Committee and Board of Directors. In addition to his base salary, Mr. Duncan is entitled to participate in all other benefit plans and otherwise receive all other fringe benefits that the Bank from time to time makes available to its officers.

         Following the occurrence of any Business Combination, Mr. Duncan has the option, upon 60 days advance written notice to the Bank, to terminate the agreement, in which event the Bank is obligated to pay Mr. Duncan 2.99 times his previous highest annual earnings under the agreement. If Mr. Duncan exercises the option to terminate under such circumstances, he is relieved of the non-competition restrictions that would otherwise apply upon his termination of the agreement.

         If the Board of Directors fails to re-elect Mr. Duncan chief executive officer at any time during the period of the agreement, then Mr. Duncan has the options, upon 60 days advance written notice to the Bank to: (i) remain as a full-time employee; (ii) terminate the agreement; or (iii) serve the Bank as a consultant in lieu of serving in another capacity. In the event Mr. Duncan elects to terminate the agreement because he is no longer the chief executive officer, he shall receive compensation from the Bank for two years. The compensation shall equal the highest annual earnings paid to Mr. Duncan during any year of the agreement. During the two-year period he is receiving payments under the agreement and in consideration of the compensation to be paid to him, Mr. Duncan is prohibited from competing with the Bank. In the event Mr. Duncan elects to serve as a consultant to the Bank, he would be required to devote approximately one-half of his time to the business and affairs of the Bank and would receive as compensation a salary equal to one-half of the highest annual earnings paid to him during the period in which he served the Bank in the capacity of chief executive officer.

         If Mr. Duncan becomes disabled during the term of the agreement, then the Bank may elect to stop paying Mr. Duncan his regular annual earnings and, upon notice, pay Mr. Duncan during the period of his disability an amount equal to 75% of the highest annual earnings paid to him during the term of the agreement less any amounts payable to him under the Bank's group disability plan. If Mr. Duncan dies while the agreement is in effect, then the Bank will continue to provide health insurance coverage under its group plan to Mr. Duncan's spouse and children in accordance with certain conditions specified in the agreement.

         Under the terms of the agreement, Mr. Duncan is prohibited from competing with the Bank during the two-year period from the date on which the agreement is terminated for any reason, except as described above in the event of Mr. Duncan's termination of the agreement following a Business Combination. During each year of the two-year non-compete period, Mr. Duncan would be entitled to receive salary payments at least equal to 70% of the highest annual earnings paid to him during any year of the term of the agreement.

         The terms of Mr. Main's employment agreement are substantially equivalent to those of Mr. Duncan's employment agreement, except that (i) the term of Mr. Main's agreement is for a "rolling" two years; (ii) Mr. Main's minimum annual base salary is $124,345; (iii) the office which the agreement contemplates will be held by Mr. Main is the office of president; and (iv) Mr. Main's potential termination payment following a Business Combination is two times his previous highest annual earnings under the agreement.

Option Grants in Last Fiscal Year

         The following table shows individual grants of stock options to the Named Executive Officers during the year ended December 31, 1997:

                                     Number of
                                    Securities            Percent of Total
                                    Underlying             Options Granted
                                      Options              to Employee in          Exercise or Base         Expiration
Name                             Granted (#)(1)(2)           Fiscal Year             Price ($/Sh )             Date
----                             -----------------          -------------           ---------------           -----
George L. Duncan                       5,500                   21.61%                   $18.00              07/02/2007
Richard W. Main                        2,750                   10.81%                   $18.00              07/02/2007
Walter L. Armstrong                    1,500                    5.89%                   $18.00              07/02/2007
Robert R. Gilman                       1,500                    5.89%                   $18.00              07/02/2007
John P. Clancy, Jr.                    1,500                    5.89%                   $18.00              07/02/2007

--------------------

(1)  All options were granted under the  Company's  1988 Stock Option Plan,  were granted at an exercise  price of not less than the fair market value of the Common  Stock at the date of grant and are  intended to qualify as  "incentive  stock  options"  under
     Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

(2)  All of the options become  exercisable at a rate of 25% per year,  commencing with initial vesting on the first  anniversary of the date of grant,  and become  immediately  exercisable  in full upon a Change of Control (as such term is defined in the 1988
     Stock Option Plan) of the Company.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

         The following table shows each exercise of stock options by the Named Executive Officers during the year ended December 31, 1997 and the unexercised stock options held by such persons as of such date:

                                                                                     Number of
                                                                                    Securities                Value of
                                                                                    Underlying             Unexercised In-
                                                                                    Unexercised               the-Money
                                                                                 Options at Fiscal        Options at Fiscal
                               Shares Acquired                                     Year-End (#)             Year-End ($)
                                     on                                            Exercisable/             Exercisable/
Name                            Exercise (#)           Value Realized ($)          Unexercisable          Unexercisable (1)
----                           --------------          ------------------          -------------          -----------------
George L. Duncan                    - 0 -                     ---                  23,925/12,375          $276,100/$90,750
Richard W. Main                     - 0 -                     ---                  11,962/6,188           $138,046/$45,375
Walter L. Armstrong                 - 0 -                     ---                  10,775/3,125           $126,925/$22,375
Robert R. Gilman                    - 0 -                     ---                   4,875/3,125           $ 56,125/$22,375
John P. Clancy, Jr.                 - 0 -                     ---                   4,375/3,125           $ 50,125/$22,375

--------------------

(1)  The dollar values shown are based upon the difference between $23.00,  which the Board of Directors  believes  approximates the current fair market value of the Common Stock, and the per share exercise price of the options.

Transactions with Certain Related Persons

         The Bank leases its headquarters from First Holding Trust. Mr. Duncan is a trustee of First Holding Trust and is a general partner of Old City Hall Limited Partnership which is, in turn, the beneficiary of First Holding Trust. Messrs. Main, Armstrong, Gilman and Clancy are limited partners of Old City Hall Limited Partnership. Mr. Duncan has a 17% ownership interest, and Messrs. Main, Armstrong, Gilman and Clancy each have a 5% ownership interest, in Old City Hall Limited Partnership. Under the terms of the Bank's lease with First Holding Trust, the Bank paid $185,658 and $178,684, respectively, in rent, parking fees, taxes and maintenance for the years ended December 31, 1997 and December 31, 1996.

         Certain Directors and executive officers of the Company are also customers of the Bank and have entered into loan transactions with the Bank in the ordinary course of business. In addition, certain Directors are also directors, officers or stockholders of corporations, non-profit entities or members of partnerships which are customers of the Bank and which enter into loan and other transactions with the Bank in the ordinary course of business. Such loan transactions with Directors and executive officers of the Bank and with such corporations and partnerships are on such terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with persons who are not affiliated with the Bank and do not involve more than a normal risk of collectibility or present other features unfavorable to the Bank.

          SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth information with respect to Directors, Named Executive Officers and Directors and executive officers as a group and persons known to the Company who are the beneficial owners of more than 5% of the Common Stock as of February 28, 1998. Information includes the total number of shares of the Common Stock known by the Company to be beneficially owned by each such person and group and the percentage of the Common Stock each such person and group beneficially owns. All shares are owned of record and beneficially, and each person and group identified has sole voting and investment power with respect to such shares, except as otherwise noted.

                                                  Shares of Common Stock               Percent of Total
Directors                                         Beneficially Owned (1)                  Common Stock
---------                                         ----------------------                  ------------
Kenneth S. Ansin                                          11,000                               *
Walter L. Armstrong (2)                                   13,875                               *
Gerald G. Bousquet                                         7,000                               *
Kathleen M. Bradley                                        7,000                               *
James F. Conway, III                                          91                               *
Nancy L. Donahue                                           5,000                               *
George L. Duncan (3)                                     137,004                             8.67%
710 Andover Street
Lowell, MA  01852
Lucy A. Flynn (4)                                          1,075                               *
Eric W. Hanson (5)                                        96,350                             6.10%
Three Boardwalk
Chelmsford, MA  01824
John P. Harrington                                           100                               *
Arnold S. Lerner (6)                                     131,000                             8.29%
155 Pine Hill Road
Hollis, NH  03049
Richard W. Main (7)                                       25,262                             1.60%
Charles P. Sarantos (8)                                    9,600                               *
Michael A. Spinelli                                       61,000                             3.86%

Other Named Executive Officers
------------------------------
Robert R. Gilman (9)                                       6,375                               *
John P. Clancy, Jr. (10)                                   5,575                               *
All Directors and  Executive Officers                    521,682                            33.01 %
as a Group (17 Persons) (11)


                                                       -12-



Other 5% Stockholders
Ronald M. Ansin                                          156,000                            9.87%
132 Littleton Road
Harvard, MA  01451
---------------------

*    Named individual beneficially owns less than 1% of total Common Stock.

(1)  The information as to the Common Stock  beneficially  owned has been furnished by each such stockholder.  All persons have sole voting and investment power over the shares, unless otherwise indicated.

(2)  Includes options to purchase 10,775 shares of the Common Stock which are currently  vested,  but which have not been exercised.
     This figure does not include an option to purchase up to 25,000  shares of the Common Stock owned by Mr.  Duncan,  which option was granted to Mr. Armstrong by Mr. Duncan.

(3)  Includes  options to purchase  23,925 shares of the Common Stock which are currently  vested but which have not been exercised,
     2,500 shares owned by Mr.  Duncan's wife and 2,500 shares owned by Mr. Duncan's  children.  Includes 50,000 shares owned by Mr.
     Duncan, which are subject to options granted by Mr. Duncan to Mr. Armstrong and Mr. Main.

(4)  Includes 1,000 shares owned by Mrs. Flynn's husband.

(5)  Includes 92,350 shares owned jointly with Mr. Hanson's wife and 4,000 shares owned by Mr.  Hanson's  children,  with respect to which Mr. Hanson or his wife are the custodians.

(6)  Includes  50,000  shares owned by Mr.  Lerner's wife and 15,000  shares owned by Mr.  Lerner's  children as to which Mr. Lerner disclaims beneficial ownership.

(7)  Includes  options to purchase  11,962 shares of the Common Stock which are currently  vested but which have not been exercised,
     3,900 shares owned jointly with Mr. Main's wife and 800 shares owned by Mr. Main's children,  with respect to which Mr. Main is the custodian.  This figure does not include an option to purchase up to 25,000 shares of the Common Stock owned by Mr. Duncan, which option was granted to Mr. Main by Mr. Duncan.

(8)  Includes 4,000 shares owned jointly with Mr. Sarantos' wife and 1,000 shares owned jointly by Mr. Sarantos' wife and daughter.

(9)  Includes  options to purchase 4,875 shares of the Common Stock,  which are currently  vested but which have not been exercised, and 1,500 shares owned by Mr. Gilman jointly with his wife.

(10) Includes  options to purchase 4,375 shares of the Common Stock,  which are currently  vested but which have not been exercised, and 1,200 shares owned by Mr. Clancy's children.

(11) Includes options to purchase 60,287 shares of the Common Stock which are currently exercisable.

                                  PROPOSAL TWO
                      APPROVAL OF 1998 STOCK INCENTIVE PLAN

Description of 1998 Stock Incentive Plan

         On February 27, 1998, the Company's Board of Directors unanimously approved and adopted the Enterprise Bancorp, Inc. 1998 Stock Incentive Plan (the "Stock Incentive Plan") and directed that the Stock Incentive Plan be submitted to the Company's stockholders for their consideration and approval.

         The following summary of the material features of the Stock Incentive Plan is qualified in its entirety by reference to the full text of the Stock Incentive Plan, which is included as Exhibit A to this Proxy Statement.

         Purpose, Participants, Effective Date and Duration. The purpose of the Stock Incentive Plan is to encourage employees, directors, and consultants of the Company and its subsidiaries (including without limitation the Bank) who render services to, and who have contributed or may be expected to contribute to the success of, the Company or a subsidiary (the "Participants") to continue their association with the Company and its subsidiaries by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth through the granting of shares of Common Stock subject to restrictions ("Restricted Stock"), options to acquire Common Stock ("Options"), stock appreciation rights ("SARs") and other rights to compensation in amounts determined by the value of the Common Stock. Restricted Stock, SARs and other rights are referred to collectively in this summary as "Other Rights." Inasmuch as substantially all of the shares of Common Stock reserved for issuance pursuant to the Company's 1988 Stock Option Plan are subject to previously issued and currently outstanding options, and that in any case no further options may be granted under the 1988 Stock Option Plan after June 20, 1998, the Board of Directors believes that the adoption of the Stock Incentive Plan is necessary to enable the Company to continue to attract and retain the high caliber of employees and directors required for the Company's continuing growth and success. As of the date of this Proxy Statement, there are 11 nonemployee directors, six executive officers (including three employee directors) and 119 other employees, including other officers, who would be eligible Participants under the Stock Incentive Plan. While outside consultants would also be eligible Participants, the Board of Directors has no current intention of granting or issuing Options or Other Rights to any such persons. The Stock Incentive Plan becomes effective as of May 1, 1998, subject to ratification by the holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote thereon at the Annual Meeting. The Stock Incentive Plan will terminate on April 30, 2008, unless earlier terminated by the Board of Directors. Termination of the Stock Incentive Plan will not affect awards made prior to termination, but awards will not be made after termination.

         Shares Subject to the Stock Incentive Plan. The total number of shares of Common Stock that may be subject to Options and Other Rights under the Stock Incentive Plan may not exceed 78,810 (the "Reserved Shares"), which equals slightly less than 5% of the number of shares of Common Stock outstanding on the Record Date. These shares may be authorized but unissued shares or treasury shares. In the event of any change in the number or kind of Common Stock outstanding pursuant to a reorganization, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments to the number of Reserved Shares and the number of shares subject to outstanding grants or awards, in the exercise price per share of outstanding Options and in the kind of shares which may be distributed under the Stock Incentive Plan will be made. The total amount of Reserved Shares that may be granted to any single employee under the Stock Incentive Plan may not exceed in the aggregate 30,000. Shares will be deemed issued under the Stock Incentive Plan only to the extent actually issued pursuant to an award or settled in cash or shares. To the extent that an award under the Stock Incentive Plan lapses or is forfeited, any shares subject to such award will again become available for grant under the terms of the Stock Incentive Plan.

         The Common Stock is not listed or otherwise qualified for trading on any stock exchange or other market system. The Board of Directors believes that the approximate current fair market value of the Common Stock is $23.00. As of the date of this Proxy Statement, no Options or Other Rights have been granted or otherwise issued under the Stock Incentive Plan.

         Administration. The Stock Incentive Plan may be administered by the Board of Directors' Compensation Committee, or a subcommittee of the Compensation Committee, which must consist of at least three members of the
Board, or by the Board of Directors itself. References to the "Compensation Committee" in this summary are intended to refer to the Compensation Committee or such subcommittee or the full Board of Directors, as the case may be, unless the context requires otherwise. For so long as Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is applicable to the Company, each member of the Compensation Committee must be a "non-employee director" or the equivalent within the meaning of the SEC's Rule 16b-3 promulgated under the Exchange Act. For so long as Section 162(m) of the Code is applicable to the Company, each such member of the Compensation Committee must also be an "outside director" within the meaning of Section 162 of the Code and the regulation thereunder. With respect to persons subject to Section 16 of the Exchange Act (generally, executive officers, directors and any 10% stockholders), all transactions under the Stock Incentive Plan are intended to comply with all applicable conditions of the SEC's Rule 16b-3 or any successor regulation.

         Subject to the terms of the Stock Incentive Plan, the Compensation Committee has authority to: (i) select the persons to whom Options and Other Rights shall be granted; (ii) determine the number or value and the terms and conditions of Options or Other Rights granted to each such person, including the price per share to be paid upon exercise of any Option and the period within which each such Option or Other Right may be exercised; and (iii) interpret the Stock Incentive Plan and prescribe rules and regulations for the administration thereof.

         Stock Options. The Compensation Committee may grant awards to Participants in the form of Options. With regard to each Option, the Compensation Committee determines the number of shares of Common Stock subject to the Option, the exercise price of the Option, the manner and time of exercise of the Option and whether the Option is intended to qualify as an incentive stock option ("ISO") within the meaning of Section 422 of the Code. Options that are not intended to qualify as ISOs are referred to as non-qualified stock options ("NSOs"). In the case of an ISO, the exercise price may not be less than the "fair market value" of the Common Stock on the date the Option is granted; provided, however, that in the case of an employee who owns (or is considered to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the price at which Common Stock may be purchased pursuant to an ISO may not be less than 110% of the fair market value of the Common Stock on the date the ISO is granted.

         The duration of the ISOs and NSOs granted under the Stock Incentive Plan may be specified pursuant to each respective stock option agreement, but in no event can any ISO be exercisable after the expiration of 10 years after the date of grant. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, no ISO shall be exercisable after the expiration of five years from its date of grant. The Compensation Committee, in its discretion, may provide that any Option is exercisable during its entire duration or during any lesser period of time.

         The option exercise price may be paid in cash, in shares of Common Stock owned by the optionee, by delivery of a recourse promissory note secured by the Common Stock acquired upon exercise of the Option or by means of a "cashless exercise" procedure in which a broker transmits to the Company the exercise price in cash, either as a margin loan or against the optionee's notice of exercise and confirmation by the Company that it will issue and deliver to the broker stock certificates for that number of Reserved

Shares having an aggregate fair market value equal to the exercise price or agrees to pay the Option price to the Company in cash upon its receipt of stock certificates.

         Stock Appreciation Rights. The Compensation Committee may grant SARs to Participants as to such number of Reserved Shares and on such terms and conditions as it may determine. SARs may be granted separately or in connection with ISOs or NSOs. Upon exercise of an SAR, the holder is entitled to receive payment equal to the excess of the fair market value, on the date of exercise, of the number of Reserved Shares for which the SAR is exercised, over the exercise price for such Reserved Shares under a related Option, or if there is no related Option, over an amount per share stated in the written agreement setting forth the terms and conditions of the SAR. Payment may be made in cash or other property, including Common Stock, in accordance with the provisions of an SAR agreement. Upon the exercise of an SAR related to an Option, the Option shall terminate as to the number of Reserved Shares for which the SAR is exercised.

         Stock Grants. The Committee may grant to Participants a number of shares of Common Stock determined in its discretion, subject to terms and conditions so determined by it, including conditions that may require the holder to forfeit the Common Stock in the event that the holder ceases to provide services to the Company or a subsidiary before a stated time. Unlike holders of Options and SARs, a holder of Restricted Stock has the rights of a stockholder of the Company to vote and to receive payment of dividends on the Restricted Stock, unless the Compensation Committee specifies to the contrary in the award agreement.

         Effect of Certain Corporate Transactions. If while unexercised or otherwise unvested Options or Other Rights remain outstanding under the Stock Incentive Plan the Company is subject to a Change of Control (as such term is defined in the Stock Incentive Plan) or is liquidated, then, except as otherwise specifically provided to the contrary in any applicable agreement, (i) each such Option and SAR outstanding immediately prior to the effective time of such Change of Control or liquidation and held by an individual who is employed by the Company or a subsidiary within the 10-day period prior to the effective time of either such event shall become immediately exercisable upon such effective time with respect to all of the Reserved Shares subject to such Option or SAR, as the case may be, whether or not the Participant's rights under such Option or SAR would otherwise have been so fully exercisable at such time and (ii) each holder of shares of Restricted Stock outstanding immediately prior to the effective time of such Change of Control or liquidation who is employed by the Company or a subsidiary within the 10-day period prior to the effective time of either such event shall become fully vested upon such effective time with respect to such holder's ownership of such shares, whether or not such holder would otherwise have been so fully vested with respect to such shares at such time.

         Under the terms of the Stock Incentive Plan, a "Change of Control" is deemed to have occurred in either of the following events: (i) if there has occurred a change in control that the Company would be required to report in response to Item 1 of a Current Report on Form 8-K as filed by the Company with the SEC pursuant to the requirements of Section 13 or Section 15(d) of the
Exchange Act or, if such reporting obligation is no longer in effect, any regulations promulgated by the SEC or any successor agency pursuant to the Exchange Act or any successor statute that are intended to serve similar purposes; or (ii) when any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a beneficial owner (as that term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the total number of votes that may be cast for the election of Directors of the Company, and in the case of either (i) or (ii) above, the Company's Board of Directors has not consented to such event by a two-thirds vote of all of its members (unless there exists at such time an Interested Stockholder, as that term is defined in the Company's Articles of Organization, in which case the affirmative vote of two-thirds of the Continuing Directors, as that term is defined in the Company's Articles of Organization, is also required). In addition, under the terms of the Stock Incentive Plan, a Change in Control is also deemed to have occurred if as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale or other disposition of assets or contested election or any combination of the foregoing transactions, the persons who were Directors of the Company before such transaction or related series of transactions cease to constitute a majority of the Board of Directors of the Company or of any successor institution.

         Amendments to Stock Incentive Plan. The Board of Directors may modify, revise or terminate the Stock Incentive Plan at any time and from time to time, except that approval of the stockholders of the Company is required with respect to any amendment that: (i) materially increases the benefits accruing to Participants under the Stock Incentive Plan or constitutes a "modification" as that term is defined in Section 424 (or any successor provision) of the Code, if any such increase in benefits or modification would adversely affect either the availability to the Stock Incentive Plan of the protections of Section 16(b) of the Exchange Act, if applicable to the Company, or the qualification of the Stock Incentive Plan or any Options for incentive stock option treatment under
Section 422 of the Code; (ii) changes the number of Reserved Shares that may be issued either to any one Participant or in the aggregate; (iii) changes the class of persons eligible to receive Options or Other Rights; or (iv) otherwise requires stockholder approval under applicable law.

         The following description of the federal income tax consequences of Options and Other Rights is general and does not purport to be complete.

         Tax Treatment of Options. A Participant realizes no taxable income when an NSO is granted. Instead, the difference between the fair market value of the Common Stock subject to the NSO and the exercise price paid is taxed as ordinary compensation income when the NSO is exercised. The difference is measured and taxed as of the date of exercise, if the stock is not subject to a "substantial risk of forfeiture," or as of the date or dates on which the risk terminates in other cases. A Participant may elect to be taxed on the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, even though some or all of the Common Stock acquired is subject to a substantial risk of forfeiture. Gain on the subsequent sale of the Common Stock is taxed as capital gain. The Company receives no tax deduction on the grant of a NSO, but is entitled to a tax deduction when the Participant recognizes taxable income on or after exercise of the NSO, in the same amount as the income recognized by the Participant.

         Generally, a Participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a Participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the stock subject to an ISO over the exercise price. Provided that the shares of Common Stock are held for at least one year after the date of exercise of the related ISO and at least two years after its date of grant, any gain realized on the subsequent sale of the stock will be taxed as long-term capital gain. (Preferential rates of tax may apply to gains recognized upon the disposition of Common Stock held for more than 18 months.) If the stock is disposed of within a shorter period of time, the Participant will be taxed as if the Participant had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the ISO and its fair market value on its date of grant. The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the Participant recognizes taxable income on account of a premature disposition of ISO stock, in the same amount and at the same time as the Participant's recognition of income.

         Tax Treatment of SARs. A Participant incurs no imputed income upon the grant of an SAR, but upon its exercise realizes ordinary compensation income in an amount equal to the cash or cash equivalent that he received at that time. If the Participant receives shares of Common Stock upon exercise of the SAR, the recipient incurs imputed income measured by the difference between the base amount set forth in the SAR agreement and the fair market value of the Common Stock at the exercise date (or, if at the exercise date the stock is subject to a substantial risk of forfeiture, at the date or dates on which such risk expires).

         Tax Treatment of Stock Grants. A person who receives a grant of Common Stock subject to restrictions generally will not recognize taxable income at the time the award is received, but will recognize ordinary compensation income when any restrictions constituting a substantial risk of forfeiture lapse. The amount of imputed income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid by the holder for the Restricted Stock. Alternatively, a recipient of Restricted Stock may elect to be taxed on the excess of the fair market value of the Restricted Stock at the time of grant over the amount (if any) paid for the Restricted Stock, notwithstanding the restrictions on the stock. Outright grants of Common Stock (i.e., grants without any restrictions) will result in ordinary compensation income to the Participant. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the Participant.

         Parachute Payments. Under certain circumstances, an accelerated vesting or granting of Options or Other Rights in connection with a Change of Control (as defined above) of the Company may give rise to an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a Participant may be subject to a 20% nondeductible federal excise tax and the Company may be denied an income tax deduction.

Recommendation of Directors

         The Board of Directors recommends that the stockholders vote FOR the approval and adoption of the Company's 1998 Stock Incentive Plan.


                                 PROPOSAL THREE
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG Peat Marwick LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 1998.

         The Company is not required to submit the ratification and approval of the Board of Directors' appointment of independent auditors to a vote of stockholders. In the event a majority of the votes cast are against the appointment of KPMG Peat Marwick LLP, the Board of Directors may consider the vote and the reasons therefor in future decisions on its appointment of independent auditors.

         Representatives of KPMG Peat Marwick LLP are expected to attend the annual meeting at which time they will have an opportunity to make a statement if they wish to do so and will be available to answer any appropriate questions from stockholders.

Recommendation of Directors

         The Board of Directors recommends that the stockholders vote FOR the ratification of the Board of Directors' appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company intended to be presented at the 1999 Annual Meeting of the Company must be received by the Company no later than November 18, 1998 to be included in the Company's proxy statement and form of proxy relating to that meeting. In addition, the Company's Articles of
Organization and By-Laws provide that any stockholder wishing to have any Director nominations or a stockholder proposal considered at an annual meeting must provide written notice of said nomination or stockholder proposal to the Clerk of the Company as set forth in the Articles of Organization and By-Laws of the Company at its principal executive offices not less than 60 days nor more than 150 days prior to the date of the scheduled annual meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the scheduled date of the meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which such notice of the scheduled date of the meeting was mailed or such disclosure was made, whichever first occurs. Any stockholder desiring to submit a nomination or proposal must comply with all of the procedural and informational requirements contained in the Company's Articles of Organization and By-Laws as applicable.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that the Company's Directors and executive officers and any other persons who own more than 10% of the outstanding shares of the Common Stock file with the SEC initial reports of ownership and subsequent reports of changes of ownership with respect to their beneficial ownership of the Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports that they may be required to file. To the Company's knowledge, based solely on information furnished to the Company for the year ended December 31, 1997, all such persons have complied with the applicable Section 16(a) reporting requirements for such year.

                                  OTHER MATTERS

         Shares represented by proxies in the enclosed form will be voted as stockholders direct. Properly executed proxies that contain no directions to the contrary will be voted in favor of (1) the election of the five nominees to serve as Directors of the Company, (2) the approval and adoption of the Company's 1998 Stock Incentive Plan and (3) the ratification of the appointment of independent auditors. At the time of preparation of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. As stated in the accompanying proxy card, if any other business should properly come before the Annual Meeting, the proxies named therein have discretionary authority to vote the shares according to their best judgment.

                          ANNUAL REPORT ON FORM 10-KSB

         The Company's Annual Report on Form 10-KSB (without exhibits) is included with the Company's Annual Report to Stockholders, and is being furnished to shareholders of record together with this Proxy Statement. Requests for additional copies may be directed to: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Arnold S. Lerner, Clerk.


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

March 25, 1998

                                                                    EXHIBIT A

                            ENTERPRISE BANCORP, INC.

                            1998 STOCK INCENTIVE PLAN


         1.     PURPOSE

         The purpose of this 1998 Stock Incentive Plan (the "Plan") is to encourage employees, directors, and consultants of Enterprise Bancorp, Inc. (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth through the granting of stock, stock options, and other rights to compensation in amounts determined by the value of the Company's stock. The term "Subsidiary" as used in the Plan means a corporation, company, partnership or other form of business organization (including without limitation any bank, thrift, trust company or depository institution) of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock or other form of equity ownership.


         2.     ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a committee or subcommittee (the "Compensation Committee") consisting of three or more members of the Company's Board of Directors (the "Board") or by the Board itself. The Compensation Committee shall from time to time determine to whom options or Other Rights (as hereinafter defined) shall be granted under the Plan, whether options granted shall be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), the terms of the options or Other Rights and the number of shares of Common Stock (as hereinafter defined) that may be granted under options or as Other Rights. The Compensation Committee shall report to the Board the names of individuals to whom Common Stock or options or Other Rights are to be granted, the number of shares covered and the terms and conditions of each grant. The determinations described in this paragraph may be made by the Compensation Committee or by the Board, as the Board shall direct in its discretion, and references in the Plan to the Compensation Committee shall be understood to refer to the Board in any such case.

         The Compensation Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Compensation Committee shall constitute a quorum, and acts of the Compensation Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Compensation Committee, shall be the valid acts of the Compensation Committee. The Compensation Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations of the Plan and of options granted thereunder (the "Options"), outright grants of Common Stock, grants of Common Stock subject to restrictions under the Plan ("Restricted Stock") and stock appreciation rights granted under the Plan ("SARs") (collectively, "Other Rights") shall be subject to the determination of the Compensation Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as an ISO to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Compensation Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b- 3 under the Exchange Act, and, for so long as Section 162(m) of the Code is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

         With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Compensation Committee.

         3.     STOCK SUBJECT TO THE PLAN

         The total number of shares of capital stock of the Company that may be subject to Options and Other Rights under the Plan shall be 78,810 shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), from either authorized but unissued shares or treasury shares. The number of shares stated in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 10. Shares of Restricted Stock that fail to vest, and shares of Common Stock subject to an Option that is neither fully exercised prior to its expiration or other termination nor terminated by reason of the exercise of an SAR related to the Option shall again become available for grant under the terms of the Plan.

         The total amount of the Common Stock with respect to which Options and Other Rights may be granted to any single employee under the Plan shall not exceed in the aggregate 30,000 shares.

         4.     ELIGIBILITY

         The individuals who shall be eligible for grant of Options and Other Rights under the Plan shall be employees, directors and other individuals who render services of special importance to the management, operation or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. ISOs shall not be granted to any individual who is not an employee of the

Company or a subsidiary, as that term is defined in Section 424(f) of the Code (an "ISO Subsidiary"). The term "Optionee," as used in the Plan, refers to any individual to whom an Option or Other Right has been granted.

         5.     TERMS AND CONDITIONS OF OPTIONS

         Every Option shall be evidenced by a written Stock Option Agreement in such form as the Compensation Committee shall approve from time to time, specifying the number of shares of Common Stock that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or an NSO and such other terms and conditions as the Compensation Committee shall approve, and containing or incorporating by reference the following terms and conditions.

              (a) Duration. The duration of each Option shall be as specified by the Compensation Committee in its discretion; provided, however, that no ISO shall expire later than ten years from its date of grant, and no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any ISO Subsidiary shall expire later than five years from its date of grant.

              (b) Exercise Price. The exercise price of each Option shall be any lawful consideration, as specified by the Compensation Committee in its discretion; provided, however, that the price with respect to an ISO shall be at least one hundred percent of the Fair Market Value (as hereinafter defined) of the shares on the date on which the Compensation Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price; and provided, further, that the price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent of the voting power of all classes of stock of the Company or of any ISO Subsidiary shall be at least one hundred ten percent of the Fair Market Value of the shares on the date of grant of the ISO. For purposes of the Plan, except as may be otherwise explicitly provided in the Plan or in any Stock Option Agreement, Restricted Stock Agreement, SAR Agreement or similar document, the "Fair Market Value" of a share of Common Stock at any particular date shall be determined according to the following rules: (i) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market; provided, however, that if the price of the Common Stock is not so reported, the Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Stock is at the time listed or admitted to trading on any stock exchange or the Nasdaq Stock Market, then the Fair

         Market Value shall be the mean between the lowest and highest reported sale prices (or the lowest reported bid price and the highest reported asked price) of the Common Stock on the date in question on the principal exchange or the Nasdaq Stock Market, as the case may be, on which the Common Stock is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange or the Nasdaq Stock Market, as the case may be, then the reported closing sale price (or the reported closing asked price) of the Common Stock on such date on the principal exchange or the Nasdaq Stock Market, as the case may be, shall be determinative of Fair Market Value.

              (c) Method of Exercise. To the extent that it has become exercisable under the terms of the Stock Option Agreement, an Option may be exercised from time to time by written notice to the Chief Executive Officer of the Company, or his delegate, stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company or, if the Stock Option Agreement so provides, other payment or deemed payment described in this Section 5(c). Such notice shall be delivered in person or by facsimile transmission to the Chief Executive Officer of the Company, or his delegate, or shall be sent by registered mail, return receipt requested, to the Chief Executive Officer of the Company, or his delegate, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

              Alternatively, payment of the exercise price may be made:

                    (1) In whole or in part in shares of  Common  Stock  already owned by the Optionee or to be received upon exercise of the Option; provided, however, that such shares are fully vested and free of all liens, claims and encumbrances of any kind; and provided, further, that the Optionee may not make payment in shares of Common Stock that he acquired upon the earlier exercise of any ISO, unless he has held the shares until at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company stock certificates registered in his name representing a number of shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such stock certificates to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares represented by such stock certificates. If the exercise price exceeds the Fair Market Value of the shares for which stock certificates are delivered, the Optionee shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess or, if the Stock Option Agreement so provides, his promissory note as described in paragraph (2) of this Section 5(c); or

                    (2) In  whole  or in  part  by  delivery  of the  Optionee's recourse promissory note, in a form specified by the Company, secured by the Common Stock acquired upon exercise of the Option and such other security as the Compensation Committee may require.

              Alternatively, Options may be exercised by means of a "cashless exercise" procedure acceptable to the Compensation Committee in which a broker: (i) transmits the exercise price to the Company in cash or acceptable cash equivalents either (1) against the Optionee's notice of exercise and the Company's confirmation that it will deliver to the broker stock certificates issued in the name of the broker for at least that number of shares having a Fair Market Value equal to the exercise price or (2) as the proceeds of a margin loan to the Optionee; or (ii) agrees to pay the exercise price to the Company in cash or acceptable cash equivalents upon the broker's receipt from the Company of stock certificates issued in the name of the broker for at least that number of shares having a Fair Market Value equal to the exercise price. The Optionee's written notice of exercise of an Option pursuant to a "cashless exercise" procedure must include the name and address of the broker involved, a clear description of the procedure and such other information or undertaking by the broker as the Compensation Committee shall reasonably require.

              At the time specified in an Optionee's notice of exercise, the Company shall, without issue or transfer tax to the Optionee, deliver to him at the main office of the Company, or such other place as shall be mutually acceptable, a stock certificate for the shares as to which his Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of shares specified in his notice upon tender of delivery thereof, his right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

              (d) Notice of ISO Stock Disposition. The Optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares were issued upon his exercise of the ISO.

              (e) Effect of Cessation of Employment or Service Relationship. The Compensation Committee shall determine in its discretion and specify in each Stock Option Agreement the effect, if any, of the termination of the Optionee's employment with or performance of services for the Company or any Subsidiary upon the exercisability of the Option.

              (f) No Rights as Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of issuance of a stock certificate to him for the shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the stock certificate is issued, other than as required or permitted pursuant to Section 10.

              (g) Substituted Option. With the consent of the Optionee, the Compensation Committee shall have the authority at any time and from time to time to terminate any outstanding Option and grant in substitution for it a new Option covering the same number or a different number of shares; provided, however, that the exercise price under the new Option shall be no less than the Fair Market Value of the Common Stock on the date of grant of the new Option.

              (h) Transferability of Options. An Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, an Option shall be exercisable only by him, by a conservator or guardian duly appointed for him by reason of his incapacity or by the person appointed by the Optionee in a durable power of attorney acceptable to the Company's counsel. Notwithstanding the preceding sentences of this
         Section 5(h), the Compensation Committee may specify in a Stock Option Agreement that pertains to an NSO that the Optionee may transfer the NSO to a member of the Immediate Family (as hereinafter defined) of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, the Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.


         6.   STOCK APPRECIATION RIGHTS

         The Compensation Committee may grant SARs in respect of such number of shares of Common Stock subject to the Plan as it shall determine, in its discretion, and may grant SARs either separately or in connection with Options, as described in the following sentence. An SAR granted in connection with an Option may be exercised only to the extent of the surrender of the related Option and to the extent of the exercise of the related Option the SAR shall terminate. Shares of Common Stock covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the Plan. The terms and conditions of an SAR related to an Option shall be contained in the Stock Option Agreement and the terms of an SAR not related to any Option shall be contained in an SAR Agreement.

         Upon exercise of an SAR, the Optionee shall be entitled to receive from the Company an amount equal to the excess of the Fair Market Value, on the exercise date, of the number of shares of Common Stock as to which the SAR is exercised over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. The amount payable by the Company upon exercise of an SAR shall be paid in the form of cash or other property (including Common Stock of the Company), as provided in the Stock Option Agreement or SAR Agreement governing the SAR.

         7.   STOCK GRANTS

         The Compensation Committee may make outright grants or awards of shares of Common Stock. The Compensation Committee may also grant or award shares of Restricted Stock in respect of such number of shares of Common Stock and subject to such terms or conditions as it shall determine and specify in a Restricted Stock Agreement.

         A holder of Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Compensation Committee shall otherwise determine. Stock certificates representing Restricted

Stock shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Stock Agreement and, if the Compensation Committee so determines, the Optionee may be required to deposit the stock certificates with an escrow agent designated by the Compensation Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank.

         8.   METHOD OF GRANTING OPTIONS AND OTHER RIGHTS

         The grant of Options and Other Rights shall be made by action of the Board at a meeting at which a quorum of its members is present, or by unanimous written consent of all its members; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Compensation Committee a Stock Option Agreement, SAR Agreement or Restricted Stock Agreement within thirty (30) days after it is submitted to him, the Option or Other Rights granted under the agreement shall be voidable by the Company at its election, without further notice to the Optionee.

         9.   REQUIREMENTS OF LAW

         The Company shall not be required to transfer Common Stock or any Restricted Stock or to sell or issue any shares upon the exercise of any Option or SAR if the issuance of such shares will result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended from time to time (the "Securities Act"), upon the transfer of Common Stock or of Restricted Stock or the exercise of any Option or SAR, the Company shall not be required to issue shares unless the Compensation Committee has received evidence satisfactory to it to the effect that the holder of the Option or Other Right will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that registration is not required. Any determination in this connection by the Compensation Committee shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Restricted Stock or the exercise of an Option or SAR to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

         10.    CHANGES IN CAPITAL STRUCTURE

         In the event that the outstanding shares of Common Stock are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Compensation Committee in the number and kind of shares or other securities covered by outstanding Options and Other Rights and for which Options or Other Rights may be granted under the Plan. Any such adjustment in outstanding Options or Other Rights shall be made without change in the total price applicable to the unexercised portion of the Option or Other

Rights, but the price per share specified in each Stock Option Agreement or agreement as to Other Rights shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in Section 424 of the Code. Any such adjustment made by the Compensation Committee shall be conclusive and binding upon all affected persons, including the Company and all Optionees.

         If while unexercised or otherwise unvested Options or Other Rights remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire or, in the case of Restricted Stock hold, shares of common stock of the reincorporated Company upon the same terms and conditions (including without limitation any vesting schedule) as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

         Except as otherwise provided in the preceding paragraph, if while unexercised or otherwise unvested Options or Other Rights remain outstanding under the Plan the Company is subject to a Change of Control (as hereinafter defined) or is liquidated, then, except as otherwise specifically provided to the contrary in an Optionee's Stock Option Agreement, SAR Agreement or Restricted Stock Agreement,(i) each such Option and SAR outstanding immediately prior to the effective time of such Change of Control or liquidation and held by an individual who is employed by the Company or a Subsidiary within the 10-day period prior to the effective time of either such event shall become immediately exercisable upon such effective time with respect to all of the shares of Common Stock subject to such Option or SAR, as the case may be, whether or not the Optionee's rights under such Option or SAR would otherwise have been so fully exercisable at such time and (ii) each holder of shares of Restricted Stock outstanding immediately prior to the effective time of such Change of Control or liquidation who is employed by the Company or a Subsidiary within the 10-day period prior to the effective time of either such event shall become fully vested upon such effective time with respect to such holder's ownership of such shares, whether or not such holder would otherwise have been so fully vested with respect to such shares at such time.

         A "Change in Control" shall be deemed to have occurred in either of the following events: (i) if there has occurred a change in control that the Company would be required to report in response to Item 1 of a Current Report on Form 8-K as filed by the Company with the Securities and Exchange Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act or, if such reporting obligation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission or any successor agency pursuant to the Exchange Act or any successor statute that are intended to serve similar purposes; or (ii) when any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a beneficial owner (as that term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company, and in the case of either (i) or (ii) above, the Board has not consented to such event by a two-thirds vote of all of its members (unless there is an Interested Stockholder, as that term is defined in the Company's Articles of Incorporation, as amended, in which case the affirmative vote of two-thirds of the Continuing Directors, as that term is defined in the Company's Articles of Incorporation, as amended, shall also be required). In addition, a Change in Control shall be deemed to have occurred if as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale or other disposition of assets or contested election or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction or related series of transactions shall cease to constitute a majority of the Board or of any successor institution.

         Except as expressly provided to the contrary in this Section 10, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Options or Other Rights.

         11.    FORFEITURE FOR DISHONESTY

         Notwithstanding anything to the contrary in the Plan or in any Stock Option Agreement, Restricted Stock Agreement or SAR Agreement, if the Compensation Committee determines, after full consideration of the facts presented on behalf of both the Company and an Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by or performance of services for the Company or a Subsidiary that damaged the Company or a Subsidiary, or has disclosed trade secrets or other proprietary information of the Company or a Subsidiary or has violated the terms of his agreements with the Company, (a) the Optionee shall forfeit all unexercised Options and Other Rights and all exercised Options and Other Rights under which the Company has not yet delivered the stock certificates and (b) the Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by the Optionee upon the earlier exercise of any Option or Other Rights, at a price equal to the amount paid to the Company upon such transfer or exercise, increased by an amount equal to the interest that would have accrued in the period between the date of transfer or exercise of the Option or Other Rights and the date of such repurchase upon a debt in the amount of the grant or exercise price at the prime rate(s) announced from time to time during such period in the Federal Reserve Statistical Release Selected Interest Rates. The decision of the Compensation Committee as to the cause of an Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Compensation Committee, however, shall affect in any manner the finality of the discharge of an Optionee by the Company or a Subsidiary.

         12.    MISCELLANEOUS

                (a) Nonassignability of Other Rights. No Other Rights shall be assignable or transferable by the Optionee except by will or the laws of descent and distribution. During the life of the Optionee, Other Rights shall be exercisable only by the Optionee.

                (b) No Guarantee of Employment or other Service Relationship. Neither the Plan nor any Stock Option Agreement, SAR Agreement or Restricted Stock Agreement shall give an employee the right to continue in the employment of the Company or a Subsidiary or give the Company or a Subsidiary the right to require an employee to continue in employment. Neither the Plan nor any Stock Option Agreement, SAR Agreement or Restricted Stock Agreement shall give a director or consultant the right to continue to perform services for the Company or a Subsidiary or give the Company or a Subsidiary the right to require the director or consultant to continue to perform services.

                (c) Tax Withholding. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by an Optionee by reason of the exercise or vesting of an Option or Other Right, or a cash bonus paid in connection with such exercise or vesting, and as a condition to the receipt of any Option or Other Right or related cash bonus the Optionee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

         Without limiting the foregoing, the Compensation Committee may in its discretion permit any Optionee's withholding obligation to be paid in whole or in part in the form of shares of Common Stock by withholding from the shares to be issued or by accepting delivery from the Optionee of shares already owned by him. The Fair Market Value of the shares for such purposes shall be determined as set forth in Section 5(b). An Optionee may not make any such payment in the form of shares of Common Stock acquired upon the exercise of an ISO until the shares have been held by him for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the Optionee shall deliver to the Company stock certificates registered in his name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such stock certificates. If the Optionee is subject to
Section 16(a) of the Exchange Act, his ability to pay his withholding obligation in the form of shares of Common Stock shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

                (d) Use of Proceeds. The proceeds from the sale of shares pursuant to Options or Other Rights shall constitute general funds of the Company.

                (e) Construction. All masculine pronouns used in this Plan shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires. The titles of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions.

         13.    EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

         The Plan shall be effective as of May 1, 1998, subject to ratification by (a) the holders of a majority of the outstanding shares of capital stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting of the stockholders of the Company or (b) by the written consent of the holders of a majority (or such greater degree as may be prescribed under the Company's charter, by-laws and applicable state law) of the capital stock of the issuer entitled to vote thereon (voting as a single class) within twelve months after such date. Options and Other Rights that are conditioned upon the ratification of the Plan by the stockholders may be granted prior to ratification. The Compensation Committee may grant Options and Other Rights under the Plan from time to time until the close of business on April 30, 2008. The Board may at any time amend the Plan; provided, however, that without approval of the Company's stockholders there shall be no (a) material increase in the benefits accruing to Optionees under the Plan or any "modifications," as that term is defined in Section 424 (or its successor) of the Code, if such increase in benefits or modifications would adversely affect (i) the availability to the Plan of the protections of Section 16(b) of the Exchange Act, if applicable to the Company, or (ii) the qualification of the Plan or any Options for incentive stock option treatment under Section 422 of the Code; (b) change in the number of shares of Common Stock that may be issued under the Plan, except by operation of the provisions of Section 10, either to any one Optionee or in the aggregate; (c) change in the class of persons eligible to receive Options or Other Rights; (d) other change in the Plan that requires stockholder approval under applicable law. No amendment shall adversely affect outstanding Options or Other Rights without the consent of the Optionee. The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option or Other Rights then outstanding without the consent of the Optionee.

                            ENTERPRISE BANCORP, INC.
                                      PROXY

This proxy is solicited on behalf of the Board of Directors of Enterprise Bancorp, Inc. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy, if otherwise properly executed, will be voted FOR Proposals 1, 2 and 3.

Name: ________________________________________________________________________

No. of Shares Represented by Proxy: __________________

[X]  Please mark your votes this way.

         The undersigned, a stockholder of Enterprise Bancorp, Inc. (the "Company"), revoking all prior proxies, hereby appoint(s) Richard W. Main and Arnold S. Lerner, and each of them with full power of substitution, the attorneys, agents and proxies of the undersigned to represent and vote all shares of stock of the Company which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Company and any adjournments or postponements thereof, to be held at the American Textile Museum, 491 Dutton Street, Lowell, Massachusetts, on Tuesday, May 5, 1998, at 4:00 P.M. as specified herein as to each of the proposals 1, 2 and 3 below:


Proposal 1:  Election of Directors

Walter L. Armstrong, George L. Duncan, John P.
Harrington, Charles P. Sarantos and Michael A. Spinelli:

                For All             Withheld from
                Nominees            All Nominees
                   [   ]                   [   ]

[  ]     FOR ALL NOMINEES except as noted below (write name(s)
         of nominee(s) in the space providedbelow):

-------------------------------------------------------------------------------


Proposal 2: Approval and adoption of the Enterprise Bancorp, Inc. 1998 Stock Incentive Plan

           For          Against             Abstain
           [   ]          [   ]               [   ]


Proposal 3: Ratification of appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998

           For          Against             Abstain
           [   ]          [   ]               [   ]


By execution and delivery of this proxy, the undersigned acknowledge(s) and agree(s) that the proxies named herein are authorized to vote, in their discretion and in accordance with their best judgment, upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

                                          I plan to attend the Meeting    [   ]


                                          Mark here for address change    [   ]

                                          Please note address change at the left


Signature____________________Date______  Signature___________________Date______

Please date and sign exactly as name appears herein and return in the enclosed envelope. When shares are held by joint owners, both should sign. Executors, administrators, trustees and others signing in a representative capacity should give their full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.